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                                 Exhibit 10.3(e)

                          NOTE SECURED BY DEED OF TRUST


Loan No. ___________________________

_____________________, 19_____             _______________________, California


1.  BORROWERS PROMISE TO PAY LOAN AND INTEREST

     In return for a loan I promise to pay  $________________  (this amount will
be   called   Principal),    plus    interest    at   a   yearly    rate   of
______________________________    percent    (_______%)    to   the   order   of
______________________________________________________________________ (who will be called Lender).

     I understand that the Lender may transfer this Note. The Lender or anyone who takes an interest in this Note by transfer and who is entitled to receive payments under this Note will be called the Note Holder(s).

     All payments received on this Note shall be applied pro rata in proportion to the interest held by each of the Note Holder(s).

     Interest will be charged on that part of Principal which has not been paid. Interest will be charged beginning on _________________, 19_____ and continuing until the full amount of Principal and interest has been paid. I also agree to pay interest at the above rate on the prepaid finance charges which are a part of the Principal.

2.  PAYMENTS

     I will pay Principal and interest by making payments each month of $_________________. I will make my payments on the _______ day of each month beginning on _____________________, 19____. I will make these payments every month until ________________, 19____ (the Due Date). On the Due Date I will pay remaining Principal plus accrued interest that I owe under this Note, in full, on that date.

     I will make my monthly payments at P.O. Box 5096, Redwood City, CA 94063-0096 or at a different place if I am notified by the Note Holder(s).
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3.  BORROWERS FAILURE TO PAY AS REQUIRED

         (A)  LATE CHARGE FOR OVERDUE PAYMENTS

     If the Note Holder(s) has not received the full amount of any of my monthly payments by the end of 10th calendar days after the date it is due, I will pay a late charge to the Note Holder(s). The amount of the charge will be 6% of the amount overdue or $5.00, whichever is more. I will pay this late charge only once on any late payment.

         (B)  NONPAYMENT - DEFAULT

     If I do not pay any payment of  Principal or interest by the date stated in
Section 2 above, I will be in default, and the Lender and the Note Holder may demand that I pay immediately all amounts that I owe under this Note.

     Even if, at a time which I am in default, the Note Holder does not demand that I pay immediately in full as described above, the Note Holder will still have the right to do so if I am in default at a later time. If there is more than one Note Holder, any one Note Holder may exercise any right under this Note in the event of a default. A default upon any interest of any Note Holder shall be a default upon all interests.

         (C)  ADVANCES

     All advances made pursuant to the terms of the Deed of Trust securing this Note shall bear interest from the date of advance at the rate of interest in this Note.

         (D)  PAYMENT OF NOTE HOLDERS COSTS AND EXPENSES

     If the Note Holder has required me to pay immediately in full as described above, the Note Holder will have the right to be paid back for all of its costs and expenses to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys fees.

         (E)  INTEREST INCREASE IF NOTE NOT PAID ON DUE DATE

     If the Note Holder has not received all amounts owed under this Note on the Due Date, I will pay interest on the full amount of unpaid Principal at ________ % per annum plus the loan or forbearance rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 and 13a of the Federal Reserve Act, on the Due Date, or the rate of interest called for in this Note, whichever is greater.

4.  THIS NOTE IS SECURED BY A DEED OF TRUST

     This  Note  is  secured  by  a  Deed  of  Trust  upon  real   property   in
_______________________ County, California.

5.  BORROWERS REQUIRED REPAYMENT IN FULL BEFORE THE SCHEDULED DATE

     In the event of any sale or conveyance of any part of the real property described in the Deed of Trust securing this Note, then the Note Holder(s) may demand payment in full of all amounts that I owe under this Note, as allowed by law.
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6.  BORROWERS PAYMENTS BEFORE THEY ARE DUE - PREPAYMENT PENALTY.

     I have the right to make payments of principal at any time before they are due. There shall be no prepayment penalty.

7.  INTENT TO COMPLY WITH LAW

     It is the intent of all of the parties to this Note to abide by all of the provisions of the California Business and Professions Code governing Real Property Loans and any terms of this Note inconsistent with that law are hereby waived by the Lender and Note Holder(s).




_______________________________________________      ________________________
(Borrower)                                                             (Date)


_______________________________________________      ________________________
(Borrower)                                                             (Date)